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Exhibit 10.211

REDACTED VERSION

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN
OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
RESPECT TO THE OMITTED PORTIONS.

December 20, 2002

Mr. Lutz Lingnau
President and Chief Executive Officer
Schering Berlin Inc.
340 Changebridge Road
P.O. Box 1000
Montville, NJ 07045-1000
Fax: 973.487.2005

Re:
Regulatory Filing, Development and Supply Agreement dated May 10, 1993 between Chiron Corporation and Schering AG (the "RFDS Agreement")

Dear Lutz:

This is to confirm our understanding with respect to cost-sharing for the diluent syringe:

Chiron and Schering have agreed to proceed with a diluent syringe for Betaseron®. In connection therewith, Chiron has negotiated agreements with Baxter for diluent syringe filling, MedNet for the vial adapter component, and PCI for diluent syringe packaging, the key terms of which are set out in an attachment to this letter. Schering and Chiron have agreed to share the incremental costs of the diluent syringe under such agreements as follows: in the event Schering and Chiron sign a new agreement replacing the RFDS Agreement, [***] Schering, [***] Chiron; in the event the parties do not sign such a new agreement, Chiron's share will equal [***] and Schering's share shall [***].

Please sign the enclosed copy of this letter for our records.

        Very truly yours,

        CHIRON CORPORATION

By:	/s/ CRAIG WHEELER Craig Wheeler President, Chiron BioPharmaceuticals
Agreed:
SCHERING BERLIN, INC.
By:	/s/ WOLFGANG KUNZE
[Signed copy shows strike-through of this name: Lutz Lingnau] W. Kunze EVP and CFO

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  Exhibit 10.211